EXECUTION COPY                                                 EXHIBIT 10.02







                                  SECURITY AGREEMENT
                             DATED AS OF FEBRUARY 5, 1998

                                       between


                                  IFR SYSTEMS, INC.


                                         AND

                         THE FIRST NATIONAL BANK OF CHICAGO,
                                       AS AGENT

                                 TABLE OF CONTENTS
                               -------------------

SECTION 1.   DEFINED TERMS                                                  1

SECTION 2.   GRANT OF SECURITY                                              2

SECTION 3.   AUTHORIZATION                                                  4

SECTION 4.   GRANTOR REMAINS LIABLE                                         4

SECTION 5.   REPRESENTATIONS AND WARRANTIES                                 5

SECTION 6.   PERFECTION AND MAINTENANCE OF SECURITY INTERESTS AND LIENS     6

SECTION 7.   FINANCING STATEMENTS                                           6

SECTION 8.   FILING COSTS                                                   7

SECTION 9.   SCHEDULE OF COLLATERAL                                         7

SECTION 10.  EQUIPMENT AND INVENTORY                                        7

SECTION 11.  ACCOUNTS                                                       7

SECTION 12.  LEASED REAL PROPERTY                                           8

SECTION 13.  GENERAL COVENANTS                                              9

SECTION 14.  AGENT APPOINTED ATTORNEY-IN-FACT                               9

SECTION 15.  AGENT MAY PERFORM                                             10

SECTION 16.  AGENT'S DUTIES                                                10

SECTION 17.  REMEDIES                                                      10

SECTION 18.  EXERCISE OF REMEDIES                                          11

SECTION 19.  LICENSE                                                       11

SECTION 20.  INJUNCTIVE RELIEF                                             11

SECTION 21.  INTERPRETATION AND INCONSISTENCIES; MERGER                    11

SECTION 22.  EXPENSES                                                      12

SECTION 23.  AMENDMENTS, ETC.                                              12

SECTION 24.  NOTICES                                                       12

SECTION 25.  CONTINUING SECURITY INTEREST; TERMINATION                     12

SECTION 26.  SEVERABILITY; NO STRICT CONSTRUCTION                          12

SECTION 27.  GOVERNING LAW                                                 13

SECTION 28.  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL       13
            (A)  EXCLUSIVE JURISDICTION                                    13
            (B)  OTHER JURISDICTIONS                                       13
            (C)  SERVICE OF PROCESS                                        14
            (D)  WAIVER OF JURY TRIAL                                      14
            (E)  WAIVER OF BOND                                            14
            (F)  ADVICE OF COUNSEL                                         14

                                EXHIBITS AND SCHEDULES
                                ----------------------

                                       EXHIBITS
                                       --------

EXHIBIT A       --    Form of Landlord Agreement (with Mortgagee Provisions)

EXHIBIT B       --    Form of Bailee Letter

EXHIBIT C       --    Form of Restricted Account Agreement



                                      SCHEDULES
                                      ---------

Schedule 1      --    Pledged Debt

Schedule 2      --    Locations of Collateral

Schedule 2-A    --    Third Party Locations

Schedule 2-B    --    Financing Statement Filing Locations

Schedule 3      --    Trade Names

Schedule 4      --    Deposit Accounts

                                  SECURITY AGREEMENT



          This SECURITY AGREEMENT ("AGREEMENT"), dated as of February 5, 1998 is made by IFR SYSTEMS, INC., a Delaware corporation (together with its successors and assigns, including a debtor-in-possession on behalf of IFR SYSTEMS, INC., "GRANTOR"), in favor of THE FIRST NATIONAL BANK OF CHICAGO (the "AGENT"), for its benefit and for the benefit of the "Holders of Secured Obligations" (as defined in the Credit Agreement referred to below) who are, or may hereafter become, parties to the Credit Agreement referred to below.

                              PRELIMINARY STATEMENT

          Grantor has entered into a certain Credit Agreement of even date herewith among Grantor, the institutions from time to time parties thereto as lenders (the "LENDERS") and the Agent as the contractual representative for the Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), providing for the making of loans, advances and other financial accommodations (including, without limitation issuing letters of credit) (all such loans, advances and other financial accommodations being hereinafter referred to collectively as the "LOANS") to or for the benefit of Grantor. It is a condition precedent to the making of the Loans under the Credit Agreement that Grantor shall have granted the security interest contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

          "AGREEMENT" shall mean this Security Agreement, as the same may from time to time be amended, restated, modified or supplemented, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

          "COLLATERAL" shall mean all property and rights in property now owned or hereafter at any time acquired by Grantor in or upon which a Lien is granted in favor of the Agent by Grantor or a Subsidiary of Grantor under this Agreement, including, without limitation, the property described in SECTION 2.

          "RESTRICTED ACCOUNT" shall mean any deposit account listed on SCHEDULE 4 hereof (i) that is maintained with The First National Bank of Chicago, in its capacity as Agent or otherwise, or (ii) with respect to which the Grantor has entered into a Restricted Account Agreement substantially in the form of EXHIBIT C hereto with the financial institution at which such deposit account is maintained.

          "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Agent's and the Holders of Secured Obligations' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          SECTION 2. GRANT OF SECURITY. To secure the prompt and complete payment, observance and performance of the Secured Obligations, Grantor hereby assigns and pledges to Agent, for the benefit of itself and the Holders of Secured Obligations, and hereby grants to Agent, for the benefit of itself and the Holders of Secured Obligations, a security interest in all of Grantor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located:

          ACCOUNTS: All "accounts" as such term is defined in Section 9-106 of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "accounts", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all present and future accounts, accounts receivable and other rights of Grantor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (collectively, "ACCOUNTS");

          INVENTORY: All "inventory" as defined in Section 9-109(4) of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "inventory", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all goods now owned or hereafter acquired by Grantor (wherever located, whether in the possession of Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned, returned or repossessed goods) which are held for sale or lease, which are to be furnished (or have been furnished) under any contract of service or which are raw materials, work in process or materials used or consumed in Grantor's business (collectively, "INVENTORY");

          EQUIPMENT: All "equipment" as such term is defined in Section 9-109(2) of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "equipment", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, trucks, buses, motor vehicles and all other goods of every type and description (other than Inventory), in each instance whether now owned or hereafter acquired by Grantor and wherever located (collectively, "EQUIPMENT");

          GENERAL INTANGIBLES: All "general intangibles" as defined in Section 9-106 of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "general intangibles", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all rights, interests, choses in action, causes of actions, claims and all other intangible property of Grantor of every kind and nature (other than Accounts), in each instance whether now owned or hereafter acquired by Grantor and however and whenever arising, including, without limitation, all corporate and other business records; all loans, royalties, and other obligations receivable; customer lists, credit files, correspondence, and advertising materials; firm sale orders, other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property; all payments due or made to Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution, including, without limitation, any deposits or other sums at any time credited by or due to Grantor from any of the Holders of Secured Obligations or any of their respective Affiliates with the same rights therein as if the deposits or other sums were credited by or due from such Holder of Secured Obligations; all credits with and other claims against carriers and shippers; all rights to indemnification; all patents, and patent applications (including all reissues, divisions, continuations and extensions); all service marks and service mark applications; all trade secrets and inventions; all copyrights and copyright applications (including all computer software and related documentation); all rights and interests in and to trademarks, trademark registrations and applications therefor, trade names, corporate names, brand names, slogans, all goodwill associated with the foregoing; all license agreements and franchise agreements, all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which Grantor is beneficiary; and all letters of credit, guaranties, liens, security interests and other security held by or granted to Grantor; and all other intangible property, whether or not similar to the foregoing; PROVIDED, that in no event shall the Grantor be deemed to have granted a security interest hereunder in excess of 65% of the Capital Stock of any Foreign Incorporated Subsidiary of the Grantor;

          LAB PROCESSING AND ENGINEERING INFORMATION: All rights and interests in and to processes, lab journals, and notebooks, data, trade secrets, know-how, product formulae and information, manufacturing, engineering and other drawings and manuals, technology, blueprints, research and development reports, agency agreements, technical information, technical assistance, engineering data, design and engineering specifications, and similar materials recording or evidencing expertise used in or employed by Grantor (including any license for the foregoing);

          CONTRACT RIGHTS: All rights and interests in and to any pending or executory contracts, requests for quotations, invitations for bid, agreements, leases and arrangements of which Grantor is a party to or in which Grantor has an interest; including, without limitation, all right and interest to receive monies due, or to become due, under that certain Stock Sale and Purchase Agreement dated as of February 5, 1998 made by and among the Grantor, IFR Systems Limited, and The General Electric Corporation p.l.c., as "Seller";

          CHATTEL PAPER, INSTRUMENTS AND DOCUMENTS: All chattel paper, leases, all instruments, including, without limitation, the notes and debt instruments described in SCHEDULE 1 (the "PLEDGED DEBT") and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and all bills of sale, bills of lading, warehouse receipts and other documents of title, in each instance whether now owned or hereafter acquired by Grantor;

          INTEREST AND CURRENCY CONTRACTS: Any and all interest rate, commodity or currency exchange agreements or derivative agreements, including without limitation, cap, collar, floor, forward or similar agreements or other rate, currency or price protection arrangements; and

          OTHER PROPERTY: All property or interests in property now owned or hereafter acquired by Grantor which now may be owned or hereafter may come into the possession, custody or control of Agent or any of the Holders of Secured Obligations or any agent or Affiliate of any of them in any way and for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); and all rights and interests of Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all
(i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, investment property (as defined in Section 9-115(1)(f) of the UCC) and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; PROVIDED, that in no event shall the Grantor be deemed to have granted a security interest hereunder in excess of 65% of the Capital Stock of any Foreign Incorporated Subsidiary of the Grantor; (ii) money; (iii) proceeds of loans, including, without limitation, loans made under the Credit Agreement; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

          SECTION 3. AUTHORIZATION. Grantor hereby authorizes Agent to retain and each Holder of Secured Obligations, and each Affiliate of Agent and of each Holder of Secured Obligations, to pay or deliver to Agent, for the benefit of the Holders of Secured Obligations, without any necessity on any Holder of Secured Obligation's part to resort to other security or sources of reimbursement for the Secured Obligations, at any time following the occurrence and during the continuance of any Default, and without further notice to Grantor (such notice being expressly waived), any of the deposits referred to in SECTION 2 (whether general or special, time or demand, provisional or final) or other sums or property held by such Person, for application against any portion of the Secured Obligations, irrespective of whether any demand has been made or whether such portion of the Secured Obligations is mature. Agent will promptly notify Grantor of Agent's receipt of such funds or other property for application against the Secured Obligations, but failure to do so will not affect the validity or enforceability thereof. Agent may give notice of the above grant of security interest and assignment of the aforesaid deposits and other sums, and authorization, to, and make any suitable arrangements with, any such Holder of Secured Obligations for effectuation thereof, and Grantor hereby irrevocably appoints Agent as its attorney to collect any and all such deposits or other sums to the extent any such payment is not made to Agent by such Holder of Secured Obligations or Affiliate thereof; PROVIDED, that the Agent agrees not to exercise such powers as attorney-in-fact unless a Default has occurred and is continuing.

          SECTION 4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Grantor shall remain solely liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither Agent nor the Holders of Secured Obligations shall have any responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Agent or the Holders of Secured Obligations be required or obligated, in any manner, to (i) perform or fulfill any of the obligations or duties of Grantor thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by Grantor or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants, as of the date of this Agreement and as of each date hereafter (except for changes permitted or contemplated by this Agreement) until termination of this Agreement pursuant to SECTION 25:

          (a) The correct corporate name of Grantor is set forth in the first paragraph of this Agreement. The locations listed on SCHEDULE 2 constitute all locations at which Inventory and/or Equipment is located and Grantor has exclusive possession and control of such Equipment and Inventory, except for such Inventory and Equipment which is (i) temporarily in transit between such locations, or (ii) temporarily stored with third parties or held by third parties for processing, storage, engineering, evaluation, repairs or sale, the proper corporate names of which third parties, the location of such Inventory and/or Equipment, and the nature of the relationship between Grantor and such third parties is set forth in SCHEDULE 2-A. SCHEDULE 2 may be amended to reflect additional locations acquired in connection with Permitted Acquisitions. The chief place of business and chief executive office of Grantor are located at the address of Grantor set forth below the Grantor's signature on the Credit Agreement. All records concerning any Accounts and all originals of all chattel paper which evidence any Account are located at the addresses listed on SCHEDULE 2 and none of the Accounts is evidenced by a promissory note or other instrument except for such notes and other instruments delivered to Agent as Pledged Debt listed on SCHEDULE 1.

          (b) Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens except for Liens permitted by SECTION 7.3(C) of the Credit Agreement. Grantor currently conducts business under the name IFR SYSTEMS, INC. and, in certain areas and for certain operations, the trade names listed on SCHEDULE 3. The Grantor uses no trade names or fictitious names, except as set forth on SCHEDULE 3.

          (c) This Agreement creates in favor of Agent a legal, valid and enforceable security interest in the Collateral. When financing statements have been filed in the appropriate offices against Grantor in the locations listed on
SCHEDULE 2-B, Agent will have a
fully perfected first priority lien on, and security interest in, the Collateral in which a security interest may be perfected by such filing, subject only to Liens permitted by SECTION 7.3(C) of the Credit Agreement.

          (d) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority that has not already been taken or made and which is in full force and effect is required (i) for the grant by Grantor of the security interest in the Collateral granted hereby; (ii) for the execution, delivery or performance of this Agreement by Grantor; or (iii) for the exercise by Agent of any of its rights or remedies hereunder.

          (e) The Pledged Debt issued by any Affiliate of Grantor, and to the best of Grantor's knowledge, all other Pledged Debt, has been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the respective issuer thereof.

          (f) SCHEDULE 4 contains a complete list of all of the deposit accounts of Grantor, and Grantor will amend and update SCHEDULE 4 by delivering supplemental reports to Agent promptly following the establishment of any additional deposit accounts, but in any event not less frequently than on a calendar quarterly basis, and at any time requested by the Agent. Each deposit account so scheduled is a Restricted Account.

          SECTION 6. PERFECTION AND MAINTENANCE OF SECURITY INTERESTS AND LIENS. Grantor agrees that until all of the Obligations (other than contingent indemnity Obligations) have been fully satisfied and the Credit Agreement has been terminated, Agent's security interests in and Liens on and against the Collateral and all proceeds and products thereof shall continue in full force and effect. Grantor shall perform any and all steps reasonably requested by Agent to perfect, maintain and protect Agent's security interests in and Liens on and against the Collateral granted or purported to be granted hereby or to enable Agent to exercise its rights and remedies hereunder with respect to any Collateral, including, without limitation, (i) executing and filing financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to Agent, (ii) delivering to Agent all certificates, notes and other instruments (including, without limitation, all letters of credit on which Grantor is named as a beneficiary) representing or evidencing Collateral, which certificates, notes and other instruments have been duly endorsed or are accompanied by duly executed instruments of transfer or assignment, including, but not limited to, note powers, all in form and substance satisfactory to Agent, (iii) at the reasonable direction of Required Lenders, delivering to Agent warehouse receipts covering that portion of the Collateral, if any, located in warehouses and for which warehouse receipts are issued, (iv) after the occurrence and during the continuance of a Default, transferring Inventory and Equipment to warehouses designated by Agent or taking such other steps as are deemed necessary by Agent to maintain Agent's control of the Inventory and Equipment, (v) marking conspicuously each document, contract, chattel paper and all records pertaining to the Collateral with a legend, in form and substance satisfactory to Agent, indicating that such document, contract, chattel paper, or Collateral is subject to the security interest granted hereby, (vi) using its best efforts to obtain waivers of Liens and access agreements in substantially the form of EXHIBIT A hereto (or such other form as may be agreed to by the Agent) from landlords and mortgagees with respect to Grantor's leased premises as of the Closing Date and to obtain waivers of Liens and access agreements in substantially the form of EXHIBIT B (or such other form as may be agreed to by Agent) from the appropriate Person with respect to any of the Inventory temporarily stored with third parties or held by third parties for storage, processing, engineering, repair or sale as of the Closing Date, (vii) obtaining waivers of Liens and access agreements in substantially the form of EXHIBIT A hereto (or such other form as may be agreed to by Agent) from landlords and mortgagees with respect to all leases executed by the Grantor after the Closing Date and obtaining waivers of Liens and access agreements in substantially the form of EXHIBIT B hereto (or such other form as may be agreed to by Agent) from the appropriate Person with respect to all arrangements pursuant to which Inventory will be temporarily stored with third parties or held by third parties for storage, processing, engineering, repair or sale after the Closing Date (in connection with which the Grantor shall be permitted to and hereby required to update SCHEDULE 2-A), and (vii) executing and delivering all further instruments and documents, and taking all further action, as Agent may reasonably request. Notwithstanding the foregoing, (a) Grantor shall not permit Equipment or any other Collateral to be located in Maryland unless such Collateral is exempt from recordation tax pursuant to
Section 12-108(k) of the Maryland Uniform Commercial Code, unless Grantor provides the Agent with satisfactory written evidence that all such applicable recordation taxes have been paid, and (b) within ninety (90) days after the Closing Date, Grantor will remove all Inventory from any public warehouse facilities with respect to which Grantor shall not have obtained from the applicable bailee, either before or after the Closing Date, a waiver of Liens and access agreement in substantially the form of EXHIBIT B hereto.

          SECTION 7. FINANCING STATEMENTS. To the extent permitted by applicable law, Grantor hereby authorizes Agent to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to Agent under this Agreement without Grantor's signature appearing thereon, and Agent agrees to notify Grantor when such a filing has been made. Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Inventory or Equipment is in the possession or control of any warehouseman or Grantor's agents or processors, Grantor shall, upon Agent's request, notify such warehouseman, agent or processor of Agent's security interest in such Inventory and Equipment and, upon Agent's request, instruct them to hold all such Inventory or Equipment for Agent's account and subject to Agent's instructions.

          SECTION 8. FILING COSTS. Grantor shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by Agent pursuant to SECTION 7.

          SECTION 9. SCHEDULE OF COLLATERAL. Grantor shall furnish to Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

          SECTION 10. EQUIPMENT AND INVENTORY. Grantor covenants and agrees with Agent that from the date of this Agreement and until termination of this Agreement pursuant to SECTION 25, Grantor shall:

          (a) Keep the Equipment and Inventory (other than Equipment or Inventory sold or disposed of as permitted by the Credit Agreement) at the places specified in SECTION

5(a), except for Equipment and Inventory (i) temporarily in transit between such locations or (ii) temporarily stored with the third parties or held by third parties for storage, processing, engineering, evaluation, repair or sale and set forth on SCHEDULE 2-A, and deliver written notice to Agent at least thirty (30) days prior to establishing any other location at which or third party with which it reasonably expects to maintain Inventory and/or Equipment in which location or with which third party all action required by this Agreement shall have been taken with respect to all such Equipment and Inventory;

          (b) Maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end; and

          (c) Comply with the terms of the Credit Agreement with respect to such Equipment and Inventory, including, without limitation, the maintenance and insurance provisions set forth in SECTION 7.2 (E), (G) AND (I) of the Credit Agreement.

          SECTION 11. ACCOUNTS. Grantor covenants and agrees with Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to SECTION 25, Grantor shall:
          (a) Keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts at its address set forth below the Grantor's signature on the Credit Agreement, and keep the offices where it keeps all originals of all chattel paper which evidence Accounts at the locations therefor specified in SECTION 5(a) or, upon thirty
(30) days' prior written notice to Agent, at such other locations within the United States in a jurisdiction where all actions required by SECTION 6 shall have been taken with respect to the Accounts. Grantor will hold and preserve such records (in accordance with Grantor's usual document retention practices) and chattel paper and will permit representatives of Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper; and

          (b) In any suit, proceeding or action brought by Agent under any Account comprising part of the Collateral, Grantor will save, indemnify and keep each of the Holders of Secured Obligations harmless from and against all expenses, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Holder of Secured Obligations from Grantor, and all such obligations of Grantor shall be and shall remain enforceable against and only against Grantor and shall not be enforceable against any of the Holders of Secured Obligations.

          (c) When Grantor or any of its Subsidiaries (or any Affiliates, shareholders, directors, officers, employees, agents or those Persons acting for or in concert with Grantor or a Subsidiary of Grantor) shall receive or come into the possession or control of any monies, checks, notes, drafts or any other payment relating to, or proceeds of, Grantor's Accounts or other property constituting Collateral hereunder (individually, a "PAYMENT ITEM", and, collectively, "PAYMENT ITEMS"), then, except as otherwise permitted in a writing signed by the Agent, Grantor shall, or shall cause such Subsidiary or such other Person to, deposit the same in kind in precisely the form in which such Payment Item was received (with all Payment Items endorsed if necessary for collection) into a Restricted Account. The Grantor further agrees that it will not, during the term of this Agreement, without the written consent of the Agent, transfer any funds from a Restricted Account to any deposit account that is not a Restricted Account described on SCHEDULE 4. Prior to the Closing Date the Grantor has entered into Restricted Account Agreements in the form of Exhibit C with all banks at which Grantor maintains accounts.

          SECTION 12. LEASED REAL PROPERTY. Grantor covenants and agrees with Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to SECTION 25, that:

          (a) Promptly following, but not later than ninety (90) days after, the close of each fiscal year Grantor will furnish to Agent a report certified to be true and correct by Grantor containing a list of each of the Grantor's leased premises; the name or names of all owners; rentals being paid; and whether Grantor has obtained waivers of Liens and access agreements from landlords and mortgagees with respect to such premises in accordance with
SECTION 6; and

          (b) Grantor agrees that, from and after the occurrence of a Default, Agent may, but need not, make any payment or perform any act hereinbefore required of Grantor with respect to the Grantor's leased premises in any form and manner deemed expedient. All money paid for any of the purposes herein authorized and all other moneys advanced by Agent to protect the lien hereof shall be additional Secured Obligations secured hereby and shall become immediately due and payable without notice and shall bear interest thereon at the default interest rate as provided in SECTION 2.11 of the Credit Agreement until paid to Agent in full.

          (c) Grantor agrees that it will not amend any lease in a manner that adversely affects the interests of the Holders of Secured Obligations without Agent's prior written consent.

          SECTION 13. GENERAL COVENANTS. Grantor covenants and agrees with Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to SECTION 25, Grantor shall:

          (a) Keep and maintain at Grantor's own cost and expense satisfactory and complete records of Grantor's Collateral in a manner consistent with Grantor's current business practice, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral. Grantor shall, for Agent's further security, deliver and turn over to Agent or Agent's designated representatives at any time following the occurrence and during the continuation of a Default, any such books and records (including, without limitation, any and all computer tapes, programs and source and object codes relating to such Collateral in which Grantor has an interest or any part or parts thereof); and

          (b) Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on such Collateral other than Liens permitted under SECTION 7.3(C) of the Credit Agreement, and will defend the right, title and interest of Agent in and to Grantor's rights to such Collateral, including, without limitation, the proceeds and products thereof, against the claims and demands of all Persons whatsoever.

          SECTION 14. AGENT APPOINTED ATTORNEY-IN-FACT. Grantor hereby irrevocably appoints and constitutes Agent as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in Agent's discretion, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (a) following the occurrence and during the continuance of a Default, to:

          (i) obtain and adjust insurance required to be paid to the Agent or any Holders of Secured Obligations pursuant to the Credit
     Agreement;

          (ii) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (iii) receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE
     (i) or (ii) above; and

          (iv) file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral, or otherwise to enforce the rights of Agent with respect to any of the Collateral;

and (b) at any time, to:
          (i) obtain access to records maintained for Grantor by computer services companies and other service companies or bureaus;

          (ii) send requests under Grantor's, the Agent's or a fictitious name to Grantor's customers or account debtors for verification of Accounts provided that the Agent gives the Grantor notice prior to initiating any such verifications; and

          (iii) do all other things reasonably necessary to carry out this Agreement.

          SECTION 15. AGENT MAY PERFORM. If Grantor fails to perform any agreement contained herein or in the Credit Agreement, Agent may, upon three days' prior notice to the Grantor, perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Grantor under SECTION 22.

          SECTION 16. AGENT'S DUTIES. The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall not have any duty as to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Agent accords its own property, it being understood that Agent shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of Grantor and shall be added to the Secured Obligations.

          SECTION 17. REMEDIES. (a) If any Default shall have occurred and be continuing:

     (i) Agent shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and further, Agent may, without notice, demand or legal process of any kind (except as may be required by law), all of which Grantor waives, at any time or times, (x) enter Grantor's owned or leased premises and take physical possession of the Collateral and maintain such possession on Grantor's owned or leased premises, at no cost to Agent or any of the Holders of Secured Obligations, or remove the Collateral, or any part thereof, to such other place(s) as Agent may desire, (y) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Agent forthwith, assemble all or any part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to Agent and (z) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the offices of Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;
          (ii) Agent shall apply all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (after payment of any amounts payable to Agent pursuant to SECTION 22), for the benefit of the Holders of Secured Obligations, against all or any part of the Secured Obligations in such order as may be required by the Credit Agreement or, to the extent not specified therein, as is determined by the Required Lenders. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus;

          (b) Grantor waives all claims, damages and demands against Agent arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising out of the Gross Negligence or willful misconduct of Agent or any of the Holders of Secured Obligations, as the case may be, as determined in a final non-appealed judgment of a court of competent jurisdiction; and

          (c) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law or equity.

          SECTION 18.  EXERCISE OF REMEDIES.   In connection with the exercise
of its remedies pursuant to SECTION 17, Agent may, (i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Secured Obligations; (ii) apply such Collateral or security and direct the order or manner of sale thereof as Agent may, from time to time, determine; and
(iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of a Default, without affecting or impairing Agent's right to take any other further action with respect to any Collateral or security or any part thereof.

          SECTION 19. LICENSE. Agent is hereby granted a license or other right to use, following the occurrence and during the continuance of a Default, without charge, (a) Grantor's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, provided that Agent uses quality standards at least substantially equivalent to those of Grantor for the manufacture, advertising, sale and distribution of Grantor's products and services and (b) Grantor's rights under all licenses and all franchise agreements shall inure to Agent's benefit.

          SECTION 20. INJUNCTIVE RELIEF. Grantor recognizes that in the event Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Holders of Secured Obligations; therefore, Grantor agrees that the Holders of Secured Obligations, if Agent so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          SECTION 21.  INTERPRETATION AND INCONSISTENCIES; MERGER.

          (a) The rights and duties created by this Agreement shall, in all cases, be interpreted consistently with, and shall be in addition to (and not in lieu of), the rights and duties created by the Credit Agreement and the other Loan Documents. In the event that any provision of this Agreement shall be inconsistent with any provision of any other Loan Document, such provision of the other Loan Document shall govern.

          (b) Except as provided in subsection (a) above, this Agreement represents the final agreement of the Grantor and the Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and the Agent or any other Holder of Secured Obligations.

          SECTION 22. EXPENSES. Grantor will upon demand pay to Agent and/or the Holders of Secured Obligations the amount of any and all reasonable expenses, including the reasonable fees and disbursements of their counsel and of any experts and agents, as provided in SECTION 9.7 of the Credit Agreement.

          SECTION 23. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by Agent and Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 24. NOTICES. All notices and other communications provided for hereunder shall be delivered in the manner set forth in SECTION 14.1 of the Credit Agreement.

          SECTION 25. CONTINUING SECURITY INTEREST; TERMINATION. (a) Except as provided in SECTION 25(b), this Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of the payment or satisfaction in full of the Obligations (other than contingent indemnity obligations) and the termination of the Credit Agreement, (ii) be binding upon Grantor, its successors and assigns and (iii) except to the extent that the rights of any transferor or assignor are limited by the terms of the Credit Agreement, inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and any of the Holders of Secured Obligations. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any other Loan Document or any Collateral. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

          (b) Upon the payment in full in cash of the Obligations (other than contingent indemnity obligations) and the termination of the Credit Agreement, this Agreement and the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination of security interest, Grantor shall be entitled to the return, upon its request and at its expense, of such of the Collateral held by Agent as shall not have been sold or otherwise applied pursuant to the terms hereof and Agent will, at Grantor's expense, execute and deliver to Grantor such other documents as Grantor shall reasonably request to evidence such termination. In connection with any sales of assets permitted under the Credit Agreement, the Agent will release and terminate the liens and security interests granted under this Agreement with respect to such assets.

          SECTION 26.  SEVERABILITY; NO STRICT CONSTRUCTION.

          (a) It is the parties' intention that this Agreement be interpreted in such a way that it is valid and effective under applicable law. However, if one or more of the provisions of this Agreement shall for any reason be found to be invalid or unenforceable, the remaining provisions of this Agreement shall be unimpaired.

          (b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

          SECTION 27. GOVERNING LAW. THE AGENT ACCEPTS THIS AGREEMENT, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. WITHOUT LIMITING THE FOREGOING, ANY DISPUTE BETWEEN THE GRANTOR AND THE AGENT, ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          SECTION 28.  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

          (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.


          (B) OTHER JURISDICTIONS. GRANTOR AGREES THAT THE AGENT, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST GRANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER THE GRANTOR OR (2) REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION.

          (C) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          (D) WAIVER OF BOND. GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT.

          (E) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 28, WITH ITS COUNSEL.

          IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                              IFR SYSTEMS, INC.


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:



                              THE FIRST NATIONAL BANK OF CHICAGO,
                                   as AGENT


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:













                                 Signature Page to Borrower's Security Agreement